                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                        DAIMLER-BENZ VEHICLE TRUST 1996-A
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                February 22, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


Delaware                                000-22323                13-3770955
----------------------------         ----------------        -------------------
(State or other jurisdiction         (Commission File         (I.R.S. Employer
of incorporation)                         Number)            Identification No.)



        1201 North Market Street, Suite 1406, Wilmington, Delaware 19801
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (302) 426-1900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On February 22, 1999, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of November 1, 1996 (the "Agreement"), among Mercedes-Benz Credit Corporation, in its individual capacity and as Servicer, Daimler-Benz Vehicle Receivables Corporation, as Seller, and Citibank, N.A., as Trustee, Payahead Agent, Class A Agent and Class B Agent (the "Trustee"), was distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Daimler-Benz Vehicle Trust 1996-A. In accordance with the Agreement, the statements for Class A and Class B Certificateholders for the January 1999 collection period (the "January Statement") was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. A copy of the January Statement is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit No.               Description
                  -----------               -----------
                  20                        Statement for Class A and Class B
                                            Certificateholders for the
                                            January 1999 Collection Period

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Daimler-Benz Vehicle Trust 1996-A
                                               (Registrant)

                             By:  Mercedes-Benz Credit Corporation, as Servicer


Date:  February 23, 1999     By:      /s/David A. Klanica
                                  ----------------------------------------------
                                   Name:  David A. Klanica
                                   Title: Director of Accounting Services

                              INDEX TO EXHIBITS
                              -----------------

Exhibit No.       Description
-----------       -----------
       20         Statement for Class A and Class B Certificateholders for the
                  January 1999 Collection Period